CERTIFICATE OF THE INSPECTOR OF ELECTION OF
VARIABLE INSURANCE FUNDS

September 13, 2002

AmSouth Mid Cap Fund
AmSouth International Equity Fund
AmSouth Large Cap Fund
AmSouth Capital Growth Fund
AmSouth Select Equity Fund
AmSouth Value Fund
AmSouth Enhanced Market Fund
(collectively, the "Funds")

	I, Rodney Ruehle, duly appointed and qualified to act as the Inspector of Election in connection with the tabulation of the shareholder votes rendered at the Special Meeting of Shareholders of the AmSouth Mid Cap Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, AmSouth Capital Growth Fund, AmSouth Select Equity Fund, AmSouth Value Fund and AmSouth Enhanced Market Fund (the "Funds") held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, on September 13, 2002, at 10:00 a.m. (the "Special Meeting"), do hereby certify as follows:

	1. That the transfer agent determined the number of shares of beneficial interest outstanding on each Fund's records as of the close of business on August 6, 2002, the number of shares represented at the Special Meeting, and the authenticity, validity and effectiveness of proxies, and counted and tabulated all proxies; that I determined the existence of a quorum with respect to each Fund and the result of the Proposals submitted to shareholders at the Special Meeting and did such acts as were proper to conduct the vote with fairness to all shareholders; and that I performed my duties impartially and in good faith.

	2. The total number of shares of beneficial interest of the Funds entitled to vote at the Special Meeting were as follows:

AmSouth Mid Cap Fund
616,642 shares
3,588,853 votes
AmSouth International Equity Fund
1,034,429 shares
6,692,749 votes
AmSouth Large Cap Fund
816,110 shares
5,531,389 votes
AmSouth Enhanced Market Fund
725,258 shares
4,675,773 votes
AmSouth Value Fund
5,511,433 shares
51,587,014 votes
AmSouth Select Equity Fund
2,816,586 shares
25,380,234 votes
AmSouth Capital Growth Fund
441,010 shares
2,891,535 votes

The number of shares of beneficial interest of the Funds represented in person or by proxies received with respect to the Special Meeting and not revoked ator prior to the Special Meeting were as follows:

AmSouth Mid Cap Fund
616,642 shares
3,588,853 votes
AmSouth International Equity Fund
1,034,429 shares
6,692,749 votes
AmSouth Large Cap Fund
816,110 shares
5,531,389 votes
AmSouth Enhanced Market Fund
725,258 shares
4,675,773 votes
AmSouth Value Fund
5,511,433 shares
51,587,014 votes
AmSouth Select Equity Fund
2,816,586 shares
25,380,234 votes
AmSouth Capital Growth Fund
441,010 shares
2,891,535 votes

	The number of shares of beneficial interest of the Funds present at the Special Meeting and the manner in which they were cast at the Special Meeting were as follows:

AmSouth Mid Cap and AmSouth International Equity Funds only
Proposal 1: To approve the new investment sub-advisory agreement with respect to each Fund between AmSouth Asset Management Inc.
and the relevant sub-advisor:

AmSouth Mid Cap Fund - sub-advisor: Oak Brook Investments


No. of Shares
No. of Votes
% of Outstanding Shares
% of Votes Cast
FOR:
616,642
3,588,853
100
100
AGAINST:
0
0
0
0
ABSTAINING:
0
0
0
0
TOTAL:
616,642
3,588,853
100
100

AmSouth International Equity Fund - sub-advisor: Dimensional
Fund Advisors


No. of Shares
No. of Votes
% of Outstanding Shares
% of Votes Cast
FOR:
1,034,429
6,692,749
100
100
AGAINST:
0
0
0
0
ABSTAINING:
0
0
0
0
TOTAL:
1,034,429
6,692,749
100
100

AmSouth Value Fund

Proposal 1: To approve changing fundamental investment objectives of the AmSouth Value Fund



No. of Shares
No. of Votes
% of Outstanding Shares
% of Votes Cast
FOR:
4,854,636
4,850,061
88
88
AGAINST:
568,256
551,143
10
10
ABSTAINING:
88,541
110,229
2
2
TOTAL:
5,511,433
51,587,013
100
100




All Funds

Proposal 2: To approve a proposal that would permit AmSouth and the Trust to enter into and materially change sub-investment advisory agreements

AmSouth Mid Cap Fund


No. of Shares
No. of Votes
% of Outstanding Shares
% of Votes Cast
FOR:
473,980
2,758,564
77
77
AGAINST:
814
4,737
..1
..1
ABSTAINING:
141,848
825,555
23
23
TOTAL:
616,642
3,588,856
100
100

AmSouth International Equity Fund


No. of Shares
No. of Votes
% of Outstanding Shares
% of Votes Cast
FOR:
1,034,429
6,692,749
100
100
AGAINST:
0
0
0
0
ABSTAINING:
0
0
0
0
TOTAL:
1,034,429
6,692,749
100
100

AmSouth Large Cap Fund


No. of Shares
No. of Votes
% of Outstanding Shares
% of Votes Cast
FOR:
699,736
4,744,210
86
86
AGAINST:
116,374
789,015
14
14
ABSTAINING:
0
0
0
0
TOTAL:
816,110
5,533,226
100
100

AmSouth Enhanced Markets Fund


No. of Shares
No. of Votes
% of Outstanding Shares
% of Votes Cast
FOR:
544,961
3,520,448
75
75
AGAINST:
180,297
1,164,719
25
25
ABSTAINING:
0

0
0
TOTAL:
725,258
4,685,167
100
100

AmSouth Value Fund


No. of Shares
No. of Votes
% of Outstanding Shares
% of Votes Cast
FOR:
4,787,170
44,807,911
87
87
AGAINST:
593,036
5,550,817
11
11
ABSTAINING:
131,227
1,228,284
2
2
TOTAL:
5,511,433
51,587,013
100
100

AmSouth Select Equity Fund


No. of Shares
No. of Votes
% of Outstanding Shares
% of Votes Cast
FOR:
2,249,725
23,644,610
81
81
AGAINST:
403,420
4,239,944
13
13
ABSTAINING:
163,423
1,717,576
6
6
TOTAL:
2,816,568
29,602,129
100
100

AmSouth Capital Growth Fund


No. of Shares
No. of Votes
% of Outstanding Shares
% of Votes Cast
FOR:
389,821
2,568,920
88
88
AGAINST:
39,263
258,743
9
9
ABSTAINING:
11,927
78,599
3
3
TOTAL:
441,010
2,906,262
100
100

3. That the results above represent the required affirmative
"vote of a majority of the outstanding voting securities" of the Fund, as that term is defined in the Investment
Company Act of 1940.

	IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 13th day of September, 2002.



	Rodney Ruehle, Inspector